united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

1-877-766-2264 ● www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of -sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

One Liberty Place  |  53rd Floor  |  1650 Market Street  |  Philadelphia, PA 19103  |  800.766.2264  |  www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA — Chief Investment Officer

It is often said that the market dislikes uncertainty, and the market has had to deal with a lot of uncertainty over the past twelve months. There will always be volatility in the financial markets, and we chose to view volatility as opportunity rather than something to shy away from. Over the past year the market has dealt with the election uncertainty and this election cycle has been anything but normal. In addition, other events such as the Deutsche Bank turmoil that led to a decline into the February 11th low and then the Brexit event shocked the markets and led to a brief two day decline. The market has been resilient and quickly recovered from both of those events. Now, however, Deutsche Bank is back in the news and facing a potential fine of $14 billion imposed by the U.S. Department of Justice. That news has put the health of the entire financial system into question with many suggesting that we are at another “Lehman moment.” That remains to be seen and while Deutsche Bank has come under stress, there is little evidence of stress leaking into the broader market as risk assets remain well bid for, high yield credit spreads continue to contract, and there has not been a renewed flight to safety into U.S. Treasury bonds. In fact the market and the economy have been very resilient in what could have been a more volatile time given the political uncertainty.

Attribution

The Navigator Equity Hedged Fund (the “Fund”) institutional shares gained 5.01% over the past year ended 9/30/16. The Fund's primary benchmarks, the MSCI World Index and HFRX Equity Hedged Index, gained 11.36% and 0.13% respectively over the same period.

The Fund’s relative strength modeling process stayed very much in tune with the changing themes in the market over the past year. Performance drivers shifted over time from growth to value, risk on to defensive oriented styles and sectors, and back to risk on with small cap stocks currently favored and overweight in the portfolio. The Fund has shifted its exposure from an overweight in defensive oriented low volatility and high dividend U.S. styles to more aggressive growth oriented and small cap stocks, in addition to remaining overweight in Asia ex-Japan and emerging markets. The shift to favoring emerging markets over developed international markets has come at the expense of Europe due to its slow economic growth, negative interest rate picture, and declining currencies. On the other hand, the Fund has benefited by allocating to emerging markets as the commodity complex has stabilized, with energy producing economies the primary source of relative strength internationally.

The Fund’s hedging strategy was the single largest detractor from performance. The hedge objective is to provide downside protection at all times to protect against systematics shocks and to manage the cost of that protection when the markets are rising as they did over the past year. We managed the cost of hedging by buying put spreads on the S&P 500 and selling volatility to collect premium to offset hedging expense. Even with the effort to control the hedging costs the hedge was down 39.01% over the twelve months ended 9/30/16 and was a significant drag on performance.

Outlook

The market is now entering the strongest seasonal period of the year, and the fourth quarter in Presidential Election years has historically been very strong. The overall trends for the market remain in the bullish camp and as such we expect the market to have a post-election rally in accordance with historical precedent. Given strong market breadth, renewed international market strength, and slow but steady economic growth, we continue to hold a mildly bullish longer-term outlook for equity markets. The bullish outlook is consistent with a mildly expanding U.S. economy that has shown no signs of a pending recession. We expect the economy to experience accelerated groeth during the second half of 2016, following an average growth of only 1.1% annualized GDP in the first half of the year. The economy did grow by 2.9% in the third quarter and early indications from economic surveys suggest continued strength through year-end. However, we would not throw caution to the wind especially after 7 years of economic growth and 7 ½ years into the bull market that began in early 2009. We are students of market history and historical precedent suggests that we be alert to the prospects of an economic recession starting next year, even though that is not our baseline expectation. History shows that the over the past 88 years there have been 14 economic recessions, and 9 of those recessions began in the first year of the President’s term.

1403-NLD-11/14/2016

Navigator Duration Neutral Bond Fund

Jonathan Fiebach – Chief Investment Officer	9/30/2016

One Year Look Back

For the fiscal year ended 9/30/2016, the Navigator Duration Neutral Bond Fund (the “Fund”) posted a gain of 2.55% for the Class I shares, compared to 3.79% for the Morningstar Nontraditional Bond category over the same period. Unhedged, long only portfolios did much better with the Barclays Municipal Bond Index improving by 5.58% and the Barclays U.S. Aggregate Bond Index gaining 5.19% over the same period.1 As we complete our third year managing the Fund, given the prolonged low interest rate environment, we are satisfied with the annualized, inception-to-date returns of 1.80% for the Class I shares, though 2016 has been below our expectations so far. The underperformance for the Fund came predominately from costs associated with interest rate hedging. The Fund invests in financial futures contracts, which posted losses because interest rates declined during the year; the ten year U.S. Treasury note went from 2.04% on 9/30/15 to 1.595% on 9/30/2016.2

Rates

Interest rates continue to decline even as the economy is improving as the Federal Reserve has become reluctant to take any action that could lead to negative market sentiment. They are able to “get a pass” on keeping rates extremely low as there is currently very little sign of inflation. Investors appear to be more and more satisfied to get what they can out of their bond portfolios, even if that means only a couple of percent return per annum, as there seems to be a pervasive feeling throughout the world that return on capital is not as important as return of capital. Even the thirty year U.S. Treasury bond yield went from 2.85% on 9/15/2015 to 2.32% on 9/30/2016,3 as more investors appear willing to lock in fixed returns under 2.5% for a very long period of time.

Municipal Bonds

We believe Municipal Bonds remain relatively attractive when compared to taxable bonds, mostly due to large supply from issuers in need of cash. While Municipal Bond mutual funds have had inflows every week this year, the level of aggression by issuers selling bonds has overwhelmed the demand. We continue to favor the highest quality municipal debt as there has been a noticeable contraction of yield spread as many investors reach to lower quality bonds for any extra yield they can get to help compensate for the low absolute rates. We have no doubt that uncertainty surrounding the election is also weighing on municipal valuations, while that same uncertainty is pushing risk adverse investors into the safety and security of Treasury notes.

[1]	Bloomberg

[2]	Bloomberg

[3]	Bloomberg

One Liberty Place               53rd Floor               1650 Market Street               Philadelphia, PA 19103               215.563.4183

Disclosures

Past performance is not a guarantee of future results. All investments are subject to risk, including the loss of principal. This communication does not constitute investment advice and is for informational purposes only, is not intended to meet the objectives or suitability requirements of any specific individual or account, and does not provide a guarantee that the investment objective will be met. The statements contained herein are based upon the opinions of Main Point Advisors Inc. and the data available at the time of publication and are subject to change at any time without notice. Neither the information nor any opinions expressed herein should be construed as a solicitation or a recommendation by Main Point Advisors Inc. or its affiliates to buy or sell any securities or investments or hire any specific manager. Main Point Advisors Inc. is a registered investment adviser under the Investment Advisers Act of 1940.

PERFORMANCE SUMMARY Navigator Duration Neutral Bond Fund

		(as of 9/30/2016)
	1 Year	3 year	Since Inception (09/23/2013)
Class A Without Sales Load	2.28%	1.60%	1.59%
Class A With Sales Load (3.75%)	-1.54%	0.31%	0.31%
Class C Without Sales Load	1.56%	0.92%	0.92%
Class I Without Sales Load	2.55%	1.81%	1.80%
Barclays Municipal Bond Index	5.58%	5.54%	5.60%
Barclays U.S. Aggregate Bond Index	5.19%	4.03%	4.14%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2017 to ensure that the net annual fund operating expenses (excluding certain costs) will not exceed 1.60%, 2.35%, and 1.35% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would be 1.71%, 2.46%, and 1.46% of average daily net assets attributable to Class A, Class C, and Class I shares respectively, per the 1/28/16 Prospectus. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877-766-2264.

One Liberty Place               53rd Floor               1650 Market Street               Philadelphia, PA 19103               215.563.4183

Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Duration Neutral Bond Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 877.766.2264 or from the website www.navigatorfund.com. The prospectus should be read carefully before investing. The Navigator Duration Neutral Bond Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Important Risk Information. An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund invests primarily in bond instruments such as municipal bonds and U.S. Treasury bonds and notes. The Fund has specific principal risks, which are described below. More detailed information regarding these risks can be found in the Fund’s prospectus. The principal risks of investing in the Navigator Duration Neutral Bond Fund include: correlation risk, derivatives risk, credit risk, fixed income risk, inflation-indexed securities risk, interest rate and bond maturities risk, issuer-specific risk, leverage/volatility risk, liquidity risk, management risk, municipal market risk, non-diversification risk, non-tax exempt risk, turnover risk, U.S. government securities risk. The Fund invests in exchange traded funds (ETFs), closed end funds and other mutual funds (“Underlying Funds”). Such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-advisor expects the principal investments risks of such Underlying Funds will be similar to investing in the Fund.

Municipal bonds on one hand, and treasury bonds and LIBOR swaps or options or futures on treasury bonds on the other hand, may experience a lack of correlation. The Fund can be adversely affected by times where municipal interest rates rise and the Fund interest rate hedges decline in value. Even a small investment in derivatives (which include options, futures and swap contracts may give rise to leverage risk, and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk and liquidity risk. When the Fund invests in fixed income securities, derivatives on fixed income securities, or underlying Funds that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. Interest rate changes may adversely affect the market value of an investment.

The Fund may employ leverage and may invest in leveraged instruments. Borrowing magnifies the potential for losses and exposes the Fund interest expenses on borrowing. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Special factors may negatively affect the value of municipal securities including political or legislative changes, uncertainties related to the tax status of the securities, or the rights of investors in the securities. The Fund is not intended to be a tax exempt fund and may not be tax advantaged. A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not to provide

One Liberty Place               53rd Floor               1650 Market Street               Philadelphia, PA 19103               215.563.4183

financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. Contact 877.766.2264 for a prospectus containing this and other information. Read it carefully. Clark Capital Management Group, Inc. and Northern Lights Distributors, LLC are not affiliated.

The benchmark for the Fund is the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB-or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. Most of the index has historical data to January 1980. In addition, subindices have been created based on maturity, state, sector, quality, and revenue source, with inception dates later than January 1980.

1402-NLD 11/14/2016

One Liberty Place               53rd Floor               1650 Market Street               Philadelphia, PA 19103               215.563.4183

Navigator® Sentry Managed Volatility Fund

K. Sean Clark, CFA — Chief Investment Officer

It is often said that the market dislikes uncertainty, and the market has had to deal with a lot of uncertainty over the past twelve months. There will always be volatility in the financial markets, and we chose to view volatility as opportunity rather than something to shy away from. Over the past year the market has dealt with the election uncertainty and this election cycle has been anything but normal. In addition, other events such as the Deutsche Bank turmoil that led to a decline into the February 11th low and then the Brexit event shocked the markets and led to a brief two day decline. The market has been resilient and quickly recovered from both of those events. Now, however, Deutsche Bank is back in the news and facing a potential fine of $14 billion imposed by the U.S. Department of Justice. That news has put the health of the entire financial system into question with many suggesting that we are at another “Lehman moment.” That remains to be seen and while Deutsche Bank has come under stress, there is little evidence of stress leaking into the broader market as risk assets remain well bid for, high yield credit spreads continue to contract, and there has not been a renewed flight to safety into U.S. Treasury bonds. In fact the market and the economy have been very resilient in what could have been a more volatile time given the political uncertainty.

Attribution

The Navigator Sentry Managed Volatility Fund (the “Fund) institutional shares lost 39.01% over the last year ended 9/30/16 versus a 14.58% loss in the S&P 500 Inverse Daily Index and a 45.76% loss in the CBOE Volatility Index (VIX) for the same period.

The Fund’s objective is to provide a hedge component to a more broadly diversified portfolio in order to protect against large market declines. The Fund is designed to be provide negative correlation to the market and is intended to be only a small allocation to a multi asset class allocation mix. Hedging equity exposure during a strong market for equities – or even just a flat market for equities – is an exercise in patience and understanding the proper role of a hedge in a broader portfolio. When our assessment of the markets are broadly bullish – as they have been for the past several years – the Fund attempts to manage the cost of hedging while maintaining a minimal hedge required to safeguard against systematic market declines.

For most of the past year the market advanced, with the S&P 500 gaining 15.43% over the twelve month period ended 9/30/16. The hedge provided downside protection and reduced risks but it came at the normal cost of losing value as the market advanced. The strategy was managed to control the cost of hedging by buying put spreads on the S&P 500 and selling volatility to collect premium to offset the hedging expenses.

Outlook

The market is now entering the strongest seasonal period of the year, and the fourth quarter in Presidential Election years has historically been very strong. The overall trends for the market remain in the bullish camp and as such we expect the market to have a post-election rally in accordance with historical precedent. Given strong market breadth, renewed international market strength, and slow but steady economic growth, we continue to hold a mildly bullish longer-term outlook for equity markets. The bullish outlook is consistent with a mildly expanding U.S. economy that has shown no signs of a pending recession. We expect the economy to experience accelerated growth during the second half of 2016, following an average growth of only 1.1% annualized GDP in the first half of the year. The economy did grow by 2.9% in the third quarter and early indications from economic surveys suggest continued strength through year-end. However, we would not throw caution to the wind especially after 7 years of economic growth and 7 ½ years into the bull market that began in early 2009. We are students of market history and historical precedent suggests that we be alert to the prospects of an economic recession starting next year, even though that is not our baseline expectation. History shows that the over the past 88 years there have been 14 economic recessions, and 9 of those recessions began in the first year of the President’s term.

1404-NLD-11/14/2016

Navigator® Tactical Fixed Income Fund

K. Sean Clark, CFA — Chief Investment Officer

It is often said that the market dislikes uncertainty, and the market has had to deal with a lot of uncertainty so far in 2016. It began with the Deutsche Bank turmoil that led to a decline into the February 11th low and then the Brexit event that shocked the markets and led to a brief two day decline. The market has been resilient and quickly recovered from both of those events. Now, however, Deutsche Bank is back in the news and facing a potential fine of $14 billion imposed by the U.S. Department of Justice. That news has put the health of the entire financial system into question with many suggesting that we are at another “Lehman moment.” That remains to be seen and while Deutsche Bank has come under stress, there is little evidence of stress leaking into the broader market as risk assets remain well bid for, high yield credit spreads continue to contract, and there has not been a renewed flight to safety into U.S. Treasury bonds.

Attribution

The Tactical Fixed Income Fund institutional shares (the “Fund”) gained 12.63% over the past year ended 9/30/16 versus a gain of 12.73% for the Barclays U.S. Corporate High Yield Bond Index and a 5.19% gain for the Barclays Aggregate Bond Index over the same period.

High yield bonds performed very well over the past year as risk assets have rallied and credit spreads contracted. Sentiment in the credit sector improved markedly with regard to the energy and basic materials sectors in particular. The Fund’s performance was primarily driven by its macro allocation, being invested in U.S. Treasuries from early December 2015 through February 2016 during the first Deutsche Bank shock and broad market correction. In late February, after risk assets corrected, the Fund shifted its allocation in favor of high yield bonds and enjoyed the rally back in risk assets and credit spread compression.

High yield bonds have now rallied for eight straight months against a supportive technical backdrop, an accommodative Fed, and a continuation of moderate but uninspiring economic growth. The credit spread contraction theme has been the place to be as spreads (high yield — 10-year Treasury) declined from 581 bps at the end of the second quarter to 458 bps at the end of the third quarter. Even so, the 458 bps spread suggests to us that high yield bonds are not overly expensive as an asset class given historical precedent. For example, the long-term mean spread dating back to 1983 is 500 bps. In addition, credit spreads peaked at 840 bps on February 11th, which was very high for non-recession periods. The only times in which high yield bonds as an asset class traded at a higher spread to U.S. Treasuries was in the recession of 1990, the early 2000s, and the 2008-2009 credit crisis. Further, the only time that high yield spreads came close to the same level as February 11th in a non-recessionary environment was during the U.S. debt downgrade in 2011. Following that peak spreads contracted for nearly three years.

1405-NLD 11/14/2016

Outlook

We remain constructive on high yield and favor credit over duration. We expect the economy to experience accelerated growth during the second half of 2016, following an average growth of only 1.1% annualized GDP in the first half of the year. The economy grow by 2.9% in the third quarter and early indications from economic surveys suggest continued strength into 2017. However, we would not throw caution to the wind especially after 7 years of economic growth and 7 ½ years into the bull market that began in early 2009. We are students of market history and historical precedent suggests that we be alert to the prospects of an economic recession starting next year, even though that is not our baseline expectation. History shows that the over the past 88 years there have been 14 economic recessions, and 9 of those recessions began in the first year of the President’s term.

There are a number of growing risks that need to be managed such as the Deutsche Bank situation, the U.S. presidential election, and the Federal Reserve’s timing of additional interest rate hikes. The market has become a little more volatile around the Presidential election, but history has shown that is normal in election years. We believe the Federal Reserve is likely to hike rates at its December 14th, 2016 FOMC meeting and we think that is likely to lead to more volatility. However, absent an exogenous shock, we expect the yield advantage of high yield corporate debt to be too much for investors to pass on.

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

Comparison of change in value of $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2016 compared to its benchmarks:

		Annualized Three	Annualized Five	Annualized Since
	Year Ended 9/30/16	Year Return	Year Return	Inception*
Navigator Equity Hedged Fund:
Class A	4.83%	0.67%	2.69%	(0.31)%
Class A with load of 5.50%	(0.97)%	(1.22)%	1.54%	(1.28)%
Class C	4.04%	(0.09)%	1.92%	(1.06)%
Class I	5.01%	0.87%	2.94%	(0.07)%
MSCI World Index	11.36%	5.85%	11.63%	7.63%
HFRX Equity Hedge Index	0.13%	0.62%	2.58%	(1.30)%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2016 prospectus, the total annual operating expenses before fee waivers are 1.87%, 2.62% and 1.62% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+
Exchange Traded Funds	67.1%	Collateral For Securities Loaned	26.2%
Country Funds	32.2%	Mutual Funds	5.1%
Sector Funds	19.5%	Asset Allocation	5.1%
Large-Cap Funds	15.4%	Short-Term Investments	1.6%
			100.0%

+	Based on Portfolio Market Value as of September 30, 2016. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)

Comparison of change in value of $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2016 compared to its benchmark:

		Annualized
	Year Ended	Three Year	Annualized Since
	9/30/16	Return	Inception*
Navigator Duration Neutral Bond Fund:
Class A	2.28%	1.60%	1.59%
Class A with load of 3.75%	(1.54)%	0.31%	0.31%
Class C	1.56%	0.92%	0.92%
Class I	2.55%	1.81%	1.80%
Barclays Municipal Bond Index	5.58%	5.54%	5.60%

*	Fund commenced operations on September 23, 2013.

Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2016 prospectus, the total annual operating expenses before fee waivers are 1.71%, 2.46% and 1.46% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Municipal Bonds & Notes	89.4%
Call Options Purchased	0.1%
Short-Term Investments	10.5%
100.0%

+	Based on Portfolio Market Value as of September 30, 2016. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

Comparison of change in value of $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2016 compared to its benchmark:

	Year Ended	Annualized
	9/30/16	Since Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(39.36)%	(28.91)%
Class A with load of 3.75%	(41.65)%	(29.97)%
Class C	(39.01)%	(28.72)%
Class I	(39.01)%	(28.72)%
S&P 500 Inverse Daily Index	(14.58)%	(8.80)%

*	Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2016 prospectus, the total annual operating expenses before fee waivers are 1.76%, 2.51%, and 1.51% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1- 877-766-2264.

PORTFOLIO COMPOSITION**

Options Purchased +	9.5%
Short-Term Investments	90.5%
100.0%

**	Based on Portfolio Market Value as of September 30, 2016. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

Comparison of change in value of $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2016 compared to its benchmark:

	Year Ended	Annualized
	9/30/16	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	12.38%	4.36%
Class A with load of 3.75%	8.19%	2.79%
Class C	11.60%	3.63%
Class I	12.63%	4.65%
Barclays US Corporate High Yield Bond Index	12.73%	3.70%

*	Fund commenced operations on March 27, 2014.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2016 prospectus, the total annual operating expenses before fee waivers are 1.77%, 2.52%, and 1.52% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1- 877-766-2264.

PORTFOLIO COMPOSITION**

Mutual Funds	50.7%
Exchange Traded Funds	16.5%
Municipal Bonds & Notes	3.9%
Options Purchased	0.0%
Collateral for Securities Loaned	13.4%
Short-Term Investments	15.5%
100.0%

**	Based on Portfolio Market Value as of September 30, 2016. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 90.2%
	COUNTRY FUNDS - 43.3%
48,316	Global X MSCI Argentina ETF (a)	$1,153,786
68,163	iShares MSCI Brazil Capped ETF (a)	2,299,138
42,672	iShares MSCI Hong Kong ETF (a)	939,211
24,791	iShares MSCI New Zealand Capped ETF (a)	1,164,433
36,628	iShares MSCI South Korea ETF	2,129,186
112,795	iShares MSCI Taiwan ETF	1,770,881
38,902	SPDR S&P China ETF (a)	3,108,659
55,140	VanEck Vectors Indonesia Index ETF (a)	1,299,098
103,100	VanEck Vectors Russia ETF	1,934,156
111,811	WisdomTree India Earnings Fund (a)	2,417,354
		18,215,902
	LARGE-CAP INDEX FUNDS - 6.7%
86,284	PowerShares S&P 500 High Beta Port ETF (a)	2,836,155

	SMALL-CAP INDEX FUNDS - 20.7%
27,922	iShares Russell 2000 Value ETF (a)	2,924,829
46,671	iShares Russell 2000 ETF (a)	5,797,005
		8,721,834
	SECTOR FUNDS - 19.5%
8,322	First Trust Dow Jones Internet Index Fund* (a)	678,742
22,392	First Trust ISE-Revere Natural Gas Index Fund (a)	591,597
36,000	iShares Mortgage Real Estate Capped ETF	378,360
7,649	iShares North American Tech-Software ETF (a)	868,468
6,485	iShares PHLX Semiconductor ETF	732,740
11,251	iShares U.S. Broker-Dealers & Securities Exchanges ETF (a)	468,041
5,315	iShares U.S. Medical Devices ETF (a)	772,748
10,582	PowerShares S&P SmallCap Financials Portfolio	476,508
12,947	PowerShares S&P SmallCap Information Technology Portfolio (a)	822,652
11,362	PowerShares S&P SmallCap Industrials Portfolio	565,941
7,577	PowerShares S&P SmallCap Health Care Portfolio*	564,259
18,841	SPDR S&P Metals & Mining ETF (a)	499,663
25,929	VanEck Vectors Coal ETF (a)	305,962
3,971	Vanguard Information Technology ETF	477,989
		8,203,670

	TOTAL EXCHANGE TRADED FUNDS (Cost - $35,947,636)	37,977,561

	MUTUAL FUNDS - 6.8%
	ASSET ALLOCATION - 6.8%
684,086	Navigator Sentry Managed Volatility Fund - Class I * #	2,866,322
	TOTAL MUTUAL FUNDS (Cost - $5,361,021)

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 2.2%
	MUTUAL FUND - 2.2%
921,709	Milestone Treasury Obligations Fund, Institutional Class, 0.20% +	$921,709
	TOTAL SHORT-TERM INVESTMENTS (Cost - $921,709)

	COLLATERAL FOR SECURITIES LOANED - 35.1%
14,790,426	Dreyfus Government Cash Management - Institutional Shares, 0.30%+ (b)	14,790,426
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $14,790,426)

	TOTAL INVESTMENTS - 134.3% (Cost - $57,020,792) (c)	$56,556,018
	LIABILITIES IN EXCESS OF OTHER ASSETS - (34.3)%	(14,448,464)
	NET ASSETS - 100.0%	$42,107,554

ETF - Exchange-Traded Fund

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $13,911,897 at September 30, 2016.

(b)	Security purchased with cash proceeds of securities lending collateral.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $57,043,107 and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation:	$2,047,675
Unrealized depreciation:	(2,534,764)
Net unrealized depreciation:	$(487,089)

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL BONDS & NOTES - 85.7%
	CALIFORNIA - 3.5%
$1,000,000	City of Oakland, CA	4.000	1/15/2039	$1,089,530
500,000	Evergreen School District	4.000	8/1/2033	564,100
490,000	Grossmont Union High School District	4.000	8/1/2033	553,235
540,000	Torrance Unified School District	4.000	8/1/2031	609,487
				2,816,352

	COLORADO - 1.9%
1,350,000	University of Colorado	4.000	6/1/2031	1,535,969

	FLORIDA - 2.9%
665,000	City of Orlando, FL - 144A #	12.117	11/1/2039	1,006,973
200,000	City of Port Orange FL	4.000	4/1/2033	224,305
850,000	County of Broward, FL Airport System Revenue	5.500	10/1/2031	1,050,009
				2,281,287

	ILLINOIS - 3.8%
1,130,000	Chicago O’Hare International Airport	4.000	1/1/2032	1,241,333
100,000	City of Chicago, IL	5.000	1/1/2019	100,335
1,000,000	City of Peoria, IL #	1.080	1/1/2031	1,000,000
600,000	Cook County Community College District No. 508	5.125	12/1/2038	670,881
				3,012,549

	KANSAS - 4.3%
2,915,000	Wyandotte County-Kansas City Unified Government Utility System Revenue	5.000	9/1/2040	3,424,848

	MISSOURI - 6.8%
1,200,000	City of Kansas City, MO Sanitary Sewer System Revenue	4.000	1/1/2032	1,359,990
3,540,000	City of Springfield, MO Public Utility Revenue	4.000	8/1/2031	3,999,846
				5,359,836

	NEW HAMPSHIRE - 0.7%
500,000	New Hampshire Municipal Bond Bank	4.000	8/5/2031	566,110

	NEW JERSEY - 6.2%
1,190,000	New Jersey Transportation Trust Fund Authority	5.125	6/15/2029	1,347,812
3,000,000	New Jersey Turnpike Authority	5.000	1/1/2045	3,540,510
				4,888,322

	NEVADA - 2.2%
1,515,000	Clark County School District	4.000	6/15/2031	1,707,223

	NEW YORK - 13.3%
1,785,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.000	2/1/2042	2,082,497
5,090,000	New York City Water & Sewer System	5.000	6/15/2045	6,101,561
1,000,000	New York State Dormitory Authority	5.000	3/15/2037	1,178,310
1,000,000	New York State Dormitory Authority	5.000	3/15/2034	1,219,855
				10,582,223

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL BONDS & NOTES - 85.7% (Continued)
	PENNSYLVANIA - 11.7%
$5,650,000	Pennsylvania Turnpike Commission	5.000	12/1/2041	$6,637,563
835,000	Philadelphia Gas Works Co.	5.250	8/1/2040	965,703
1,360,000	Philadelphia Gas Works Co.	5.250	8/2/2040	1,529,306
150,000	West Mifflin Sanitary Sewer Municipal Authority	4.000	8/1/2035	165,893
				9,298,465
	RHODE ISLAND - 2.3%
1,500,000	Rhode Island Infrastructure Bank	5.000	10/1/2036	1,807,380

	TEXAS - 23.5%
2,500,000	County of Bexar, TX	5.000	6/15/2040	2,954,100
3,000,000	Dallas Independent School District	4.000	2/15/2031	3,359,190
2,100,000	Plano Independent School	4.000	2/16/2031	2,389,590
1,500,000	San Antonio, TX Independent School District	4.000	2/15/2030	1,690,485
5,000,000	State of Texas	5.000	10/1/2044	5,972,025
1,670,000	Tender Option Bond Trust Receipts/Certificates - 144A #	9.115	2/15/2032	2,277,404
				18,642,794
	UTAH - 2.6%
1,870,000	City of Sandy City, UT	4.000	3/1/2036	2,069,473

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $64,218,646)			67,992,831

Contracts ^
	OPTIONS PURCHASED * - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
100	US 10 Year Future, Expires December 2016, Strike Price $134.00			17,188
100	US 10 Year Future, Expires December 2016, Strike Price $135.00			10,937
100	US 10 Year Future, Expires December 2016, Strike Price $136.00			9,375
100	US Bond Future, Expires December 2016, Strike Price $135.50			9,375
150	US Bond Future, Expires December 2016, Strike Price $182.00			28,125
	TOTAL CALL OPTIONS PURCHASED (Cost - $164,846)			75,000

	SHORT-TERM INVESTMENTS - 8.6%
	MONEY MARKET FUND - 8.6%
6,858,470	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.63% +
	TOTAL SHORT TERM INVESTMENTS (Cost - $6,858,470)			6,858,470

	TOTAL INVESTMENTS - 94.4% (Cost - $71,241,962) (a)			$74,926,301
	OTHER ASSETS LESS LIABILITIES - 5.6%			4,436,885
	NET ASSETS - 100.0%			$79,363,186

*	Non-income producing.

#	Variable rate security. Interest rate is as of September 30, 2016.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

^	Each option contract allows the Fund to purchase 1 underlying futures contract.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $3,284,377 or 4.1% of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $71,152,117 and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation:	$3,851,904
Unrealized depreciation:	(77,720)
Net unrealized appreciation:	$3,774,184

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
Number of Short		Appreciation
Contracts		(Depreciation)
	FUTURES CONTRACTS
306	US 10-Year Treasury Notes, expiring December 2016	$(142,578)
	(Underlying face amount at value $40,124,250)
118	US Long Bonds, expiring December 2016	169,640
	(Underlying face amount at value $19,842,408)
100	Fixed Rate 10-Year Interest Rate Swaps, expiring December 2016	38,797
	(Underlying face amount at value $10,221,900)
	TOTAL FUTURES CONTRACTS	$65,859

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Contracts ^		Value

	OPTIONS PURCHASED * - 18.7%
	CALL OPTIONS PURCHASED - 3.4%
5,000	iPath S&P 500 VIX Short-Term Futures ETN, Expires October 2016, Strike Price $33.50	$710,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $800,224)

	PUT OPTIONS PURCHASED - 15.3%
1,600	S&P 500 Index, Expires October 2016, Strike Price $2,140.00	3,184,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $4,483,280)

	TOTAL OPTIONS PURCHASED (Cost - $5,283,504)	3,894,000

Shares
	SHORT-TERM INVESTMENTS - 76.4%
	MONEY MARKET FUND - 76.4%
15,946,985	Milestone Treasury Obligations Fund, Institutional Class, 0.20% +	15,946,985
	TOTAL SHORT TERM INVESTMENTS (Cost - $15,946,985)

	TOTAL INVESTMENTS - 95.1% (Cost - $21,230,489) (a)	$19,840,985
	OPTIONS WRITTEN (Premiums Received - $3,180,468) - (10.7)% (a)	(2,226,000)
	OTHER ASSETS LESS LIABILITIES - 15.6%	3,246,997
	NET ASSETS - 100.0%	$20,861,982

Contracts ^
	OPTIONS WRITTEN * - (10.7)%
	CALL OPTIONS WRITTEN - (6.6)%
(5,000)	iPath S&P 500 VIX Short-Term Futures ETN, Expires October 2016, Strike Price $31.50	(1,370,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $1,279,748)

	PUT OPTIONS WRITTEN - (4.1)%
(1,600)	S&P 500 Index, Expires October 2016, Strike Price $2,040.00	(856,000)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,900,720)

	TOTAL OPTIONS WRITTEN (Premiums Received - $3,180,468)	$(2,226,000)

*	Non-income producing.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

ETN - Exchange-Traded Note

^	Each option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes, including written options is $17,614,985 and does not differ from value.

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Shares				Value
	EXCHANGE TRADED FUNDS - 18.2%
	DEBT FUND - 18.2%
467,000	iShares iBoxx High Yield Corporate Bond ETF (a)			$40,750,420
1,105,000	SPDR Barclays High Yield Bond ETF (a)			40,575,600
	TOTAL EXCHANGE TRADED FUNDS (Cost - $80,657,550)			81,326,020

	MUTUAL FUNDS - 55.9%
	DEBT FUNDS - 55.9%
3,431,403	AB High Income Fund, Inc. - Advisor Class			29,750,260
8,381,382	BlackRock High Yield Portfolio - Class K			63,782,319
4,491,874	JPMorgan High Yield Fund - Select Class			33,015,275
4,421,807	Lord Abbett High Yield Fund - Class I			33,163,550
4,663,656	Navigator Duration Neutral Bond Fund - Class I #			47,102,069
3,288,328	PIMCO High Yield Fund - Institutional Shares			29,035,933
1,465,614	PIMCO High Yield Spectrum Fund - Institutional Class			14,348,366
	TOTAL MUTUAL FUNDS (Cost - $242,504,745)			250,197,772

Principal Amount		Coupon Rate (%)	Maturity
	MUNICIPAL BONDS & NOTES - 14.0%
	ARKANSAS - 1.3%
$6,000,000	City of Valdez AK **	0.74	12/1/2029	6,000,000

	INDIANA - 3.3%
14,845,000	Purdue University **	0.80	7/1/2032	14,845,000

	NEW YORK - 6.4%
8,800,000	New York City Transitional Finance Authority Future Tax Secured Revenue **	0.77	8/1/2041	8,800,000
20,000,000	New York City Water & Sewer System **	0.77	6/15/2048	20,000,000
				28,800,000
	TEXAS - 3.0%
2,560,000	Highland Park Independent School District	4.00	2/15/2032	2,872,691
5,000,000	State of Texas	5.00	10/1/2044	5,972,025
3,330,000	Tender Option Bond Trust Receipts/Certificates - 144A **	9.12	2/15/2032	4,541,171
				13,385,887

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $62,581,208)			63,030,887

Contracts ^

	OPTIONS PURCHASED * - 0.0%
	CALL OPTIONS PURCHASED - 0.0%
99	US 10 Year Futures, Expires November 2016, Strike Price $133.50			6,188
32	US Long Bond Futures, Expires November 2016, Strike Price $176.00			3,500
	TOTAL CALL OPTIONS PURCHASED (Cost - $7,142)			9,688
	PUT OPTIONS PURCHASED - 0.0%
355	US 5 Year Futures, Expires November 2016, Strike Price $119.50			2,773
	TOTAL PUT OPTIONS PURCHASED (Cost - $8,307)

	TOTAL OPTIONS PURCHASED (Cost - $15,449)			12,461

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 7.3%
	MONEY MARKET FUNDS - 7.3%
7,258,840	Federated Capital Reserves Fund, 0.00% +	$7,258,840
25,424,822	Milestone Treasury Obligations Fund, Institutional Class, 0.20% +	25,424,822
	TOTAL MONEY MARKET FUNDS (Cost - $32,683,662)	32,683,662

	COLLATERAL FOR SECURITIES LOANED - 14.8%

66,319,885	Dreyfus Government Cash Management - Institutional Shares, 0.30%+ (b)	66,319,885
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $66,319,885)

	TOTAL INVESTMENTS - 110.2% (Cost - $484,762,499) (c)	$493,570,687
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.2)%	(45,675,166)
	NET ASSETS - 100.0%	$447,895,521

*	Non-income producing.

**	Variable rate security. Interest rate is as of September 30, 2016.

#	Affiliated Security.

^	Each option contract allows the Fund to buy/sell 1 underlying futures contract.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $4,541,171 or 1.0% of net assets.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $64,830,796 at September 30, 2016.

(b)	Security purchased with cash proceeds of securities lending collateral.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $485,210,973 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$9,588,830
Unrealized depreciation:	(1,229,116)
Net unrealized appreciation:	$8,359,714

Number of		Unrealized
Contracts Long		Appreciation
(Short)		(Depreciation)
	FUTURES CONTRACTS
308	US 5 Year Treasury Notes, December 2016	$172,451
	(Underlying face amount at value $37,426,928)
(99)	US 10 Year Treasury Notes, December 2016	(69,607)
	(Underlying face amount at value $(12,981,375))
(32)	US Long Bonds, expiring December 2016	22,501
	(Underlying face amount at value $(5,380,992))
	TOTAL FUTURES CONTRACTS	$125,345

		Unrealized
		Appreciation
	CREDIT DEFAULT SWAP CONTRACTS
	Credit Default Swap to Sell Protection CDX.NA.HY.S27 V1 Maturity 12/20/21 - Counterparty Goldman
	Sachs, to pay fixed interest of 5% (Notional Amount $169,400,000)
		$1,645,067	(1)
	UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAP CONTRACTS

(1)	Consists of premiums received of $6,050,399 and current asset value of $7,695,466.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2016

		Navigator	Navigator
	Navigator	Duration	Sentry	Navigator
	Equity Hedged	Neutral Bond	Managed	Tactical Fixed
	Fund	Fund	Volatility Fund	Income Fund

Assets:
Investments in Securities at Cost (including affiliated securities of $5,361,021, $0, $0, and $47,879,722, respectively)	$57,020,792	$71,241,962	$21,230,489	$484,762,499
Investments in Securities at Value (including affiliated securities of $2,866,322, $0, $0, and $47,102,069, respectively)	56,556,018 (a)	74,926,301	19,840,985	493,570,687	(a)
Deposits with Broker	396,269	4,368,835	3,319,438	671,425
Cash held as Collateral for Swaps	—	—	—	10,916,893
Dividends and Interest Receivable	17,838	695,296	2,444	1,016,558
Receivable for Fund Shares Sold	16,422	—	2,181	807,988
Unrealized Appreciation on Swap Contracts	—	—	—	1,645,067
Premiums Received for Swap Contracts	—	—	—	6,050,399
Unrealized Appreciation on Futures Contracts	—	65,859	—	125,345
Prepaid Expenses and Other Assets	19,224	20,804	10,204	26,880
Total Assets	57,005,771	80,077,095	23,175,252	514,831,242

Liabilities:
Collateral on Securities Loaned	14,790,426	—	—	66,319,885
Option Contracts Written (premiums received of $0, $0, $3,180,468 and $0, respectively)	—	—	2,226,000	—
Payable for Securities Purchased	—	567,040	—	—
Payable for Fund Shares Redeemed	5,021	6,615	—	169,315
Accrued Advisory Fees	59,958	106,345	53,928	337,202
Accrued Distribution Fees	2,026	725	1	11,367
Payable to Related Parties	5,900	6,896	5,800	24,145
Accrued Expenses and Other Liabilities	34,886	26,288	27,541	73,807
Total Liabilities	14,898,217	713,909	2,313,270	66,935,721

Net Assets	$42,107,554	$79,363,186	$20,861,982	$447,895,521

Composition of Net Assets:
At September 30, 2016, Net Assets consisted of:
Paid-in-Capital	$43,449,170	$79,971,616	$50,919,452	$426,298,980
Accumulated Net Investment Income (Loss)	395,077	—	(250,110)	316,768
Accumulated Net Realized Gain (Loss) From Security Transactions	(1,271,919)	(4,358,628)	(29,372,324)	10,701,173
Net Unrealized Appreciation (Depreciation) on Investments, Swaps, Options, and Futures Contracts	(464,774)	3,750,198	(435,036)	10,578,600
Net Assets	$42,107,554	$79,363,186	$20,861,982	$447,895,521

Net Asset Value Per Share
Class A Shares:
Net Assets	$7,022,109	$1,371,455	$5,031	$32,937,222
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	795,504	135,357	1,209	3,162,180
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.83	$10.13	$4.16	$10.42
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75%, respectively)	$9.34	$10.52	$4.32	$10.83

Class C Shares:
Net Assets	$787,128	$522,124	$4 (b)	$6,016,264
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	92,829	51,957	1	576,998
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.48	$10.05	$4.19 (c)	$10.43

Class I Shares:
Net Assets	$34,298,317	$77,469,607	$20,856,947	$408,942,035
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,865,594	7,671,208	4,983,308	39,194,848
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.87	$10.10	$4.19	$10.43

(a)	Includes loaned securities with a value of $13,911,897 and $64,830,796, respectively.

(b)	Amount is rounded.

(c)	NAV does not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2016

			Navigator Sentry
	Navigator Equity	Navigator Duration	Managed Volatility	Navigator Tactical
	Hedged Fund	Neutral Bond Fund	Fund	Fixed Income Fund

Investment Income:
Dividend Income (including income on affiliated securities of $0, $0, $0 and $712,339)	$727,980	$34,090	$—	$11,893,926
Interest Income	686	2,271,031	23,191	445,346
Securities Lending - net	204,807	—	—	72,535
Total Investment Income	933,473	2,305,121	23,191	12,411,807

Expenses:
Investment Advisory Fees	345,818	849,020	225,938	3,048,019
Distribution Fees:
Class A	13,448	3,522	15	69,676
Class C	9,544	6,446	—	38,179
Interest Expense	—	—	40,690	—
Registration & Filing Fees	49,566	27,535	22,914	43,985
Administration Fees	53,015	64,452	52,505	202,458
Custody Fees	19,573	10,654	12,190	41,417
Transfer Agent Fees	19,280	19,280	17,424	76,691
Non 12b-1 Shareholder Service Expense	22,059	18,289	13,708	246,620
Legal Fees	11,896	19,118	10,613	13,783
Audit Fees	15,943	16,045	15,343	15,742
Trustees’ Fees	9,202	9,202	9,202	9,702
Printing Expense	7,811	5,806	3,086	34,585
Chief Compliance Officer Fees	7,207	18,737	11,940	20,045
Insurance Expense	1,804	2,306	1,153	9,227
Miscellaneous Expenses	2,507	5,732	1,455	33,002
Total Expenses	588,673	1,076,144	438,176	3,903,131
Less: Expense waived by Advisor for Affiliated Holdings	(17,041)	—	—	(317,130)
Less: Expense waived/reimbursed by the Advisor	(34,080)	—	(66,151)	—
Plus: Expense recaptured by Advisor	—	55,749	—	3,392
Net Expenses	537,552	1,131,893	372,025	3,589,393
Net Investment Income (Loss)	395,921	1,173,228	(348,834)	8,822,414

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $(66,517), $0, $0 and $0)	(1,084,500)	2,288,878	(2,108,845)	(1,609,680)
Distribution of Realized Gains From Underlying Investment Companies	45,967			395,420
Securities Sold Short	—	—	(3,771,755)	—
Futures Contracts	—	(4,200,295)	—	12,720,728
Swap Contracts	—	—	—	12,523,374
Options Purchased	—	(973,883)	(66,846,084)	(197,952)
Options Written	—	—	59,911,326	—
	(1,038,533)	(2,885,300)	(12,815,358)	23,831,890

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $(1,793,450), $0, $0 and $417,217)	2,784,820	2,650,898	362,006	14,590,500
Securities Sold Short	—	—	8,342	—
Futures Contracts	—	1,055,781	—	(2,756,541)
Swap Contracts	—	—	—	53,082
Options Purchased	—	(58,890)	(5,639,119)	(2,988)
Options Written	—	—	4,173,483	—
	2,784,820	3,647,789	(1,095,288)	11,884,053

Net Realized and Unrealized Gain (Loss) on Investments	1,746,287	762,489	(13,910,646)	35,715,943

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,142,208	$1,935,717	$(14,259,480)	$44,538,357

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2016	September 30, 2015
Operations:

Net Investment Income	$395,921	$254,601
Net Realized Gain (Loss) on Investments	(1,084,500)	1,293,292
Distribution of Realized Gains From Underlying Investment Companies	45,967	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,784,820	(3,787,242)
Net increase (decrease) in net assets resulting from operations	2,142,208	(2,239,349)

Distributions to Shareholders:
From Net Investment Income:
Class A	(15,780)	(3,471)
Class I	(220,670)	(219,460)
Net Realized Gains
Class A	(151,878)	(148,545)
Class C	(33,116)	(64,203)
Class I	(1,342,122)	(2,523,465)
Net decrease in net assets resulting from distributions to shareholders	(1,763,566)	(2,959,144)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	5,508,331	1,758,155
Class C	3,250	5,011
Class I	7,305,123	13,077,150
Distributions Reinvested:
Class A	159,119	132,761
Class C	31,404	59,878
Class I	1,525,153	2,652,380
Cost of Shares Redeemed:
Class A	(2,580,452)	(1,548,394)
Class C	(481,246)	(486,365)
Class I	(20,482,633)	(38,055,206)
Net decrease in net assets resulting from shares of beneficial interest	(9,011,951)	(22,404,630)

Decrease in Net Assets	(8,633,309)	(27,603,123)

Net Assets:
Beginning of Year	50,740,863	78,343,986
End of Year (including accumulated net investment income of $395,077 and $236,317, respectively)	$42,107,554	$50,740,863

SHARE ACTIVITY
Class A:
Shares Sold	638,325	187,705
Shares Reinvested	18,502	14,093
Shares Redeemed	(301,370)	(163,605)
Net increase in shares of beneficial interest outstanding	355,457	38,193

Class C:
Shares Sold	395	540
Shares Reinvested	3,783	6,544
Shares Redeemed	(57,193)	(52,871)
Net decrease in shares of beneficial interest outstanding	(53,015)	(45,787)

Class I:
Shares Sold	848,766	1,365,894
Shares Reinvested	176,932	280,675
Shares Redeemed	(2,374,570)	(3,971,520)
Net decrease in shares of beneficial interest outstanding	(1,348,872)	(2,324,951)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2016	September 30, 2015
Operations:

Net Investment Income	$1,173,228	$987,924
Net Realized Loss on Investments, Options and Futures Contracts	(2,885,300)	(1,277,847)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options, and Futures Contracts	3,647,789	(849,539)
Net increase (decrease) in net assets resulting from operations	1,935,717	(1,139,462)

Distributions to Shareholders:
From Net Investment Income:
Class A	(17,641)	(11,723)
Class C	(3,847)	(4,914)
Class I	(1,187,277)	(965,664)
From Net Realized Gains:
Class A	—	(1,101)
Class C	—	(3,986)
Class I	—	(236,116)
Net decrease in net assets resulting from distributions to shareholders	(1,208,765)	(1,223,504)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	221,958	1,558,241
Class C	20,000	977,730
Class I	12,094,371	53,398,242
Distributions Reinvested:
Class A	17,641	8,709
Class C	3,847	8,368
Class I	1,182,907	493,212
Cost of Shares Redeemed:
Class A	(244,961)	(484,745)
Class C	(277,224)	(588,345)
Class I	(8,654,776)	(9,276,860)
Net increase in net assets resulting from shares of beneficial interest	4,363,763	46,094,552

Increase in Net Assets	5,090,715	43,731,586

Net Assets:
Beginning of Year	74,272,471	30,540,885
End of Year (including accumulated net investment income of $0 and $6,484, respectively)	$79,363,186	$74,272,471

SHARE ACTIVITY
Class A:
Shares Sold	21,780	152,877
Shares Reinvested	1,737	863
Shares Redeemed	(23,994)	(47,258)
Net increase (decrease) in shares of beneficial interest outstanding	(477)	106,482

Class C:
Shares Sold	1,978	95,871
Shares Reinvested	382	827
Shares Redeemed	(27,421)	(58,064)
Net increase (decrease) in shares of beneficial interest outstanding	(25,061)	38,634

Class I:
Shares Sold	1,190,407	5,200,771
Shares Reinvested	116,783	48,936
Shares Redeemed	(847,731)	(909,937)
Net increase in shares of beneficial interest outstanding	459,459	4,339,770

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2016	September 30, 2015
Operations:

Net Investment Loss	$(348,834)	$(519,081)
Net Realized Loss on Investments and Options	(12,815,358)	(5,001,693)
Net Change in Unrealized Depreciation on Investments and Options	(1,095,288)	(616,510)
Net decrease in net assets resulting from operations	(14,259,480)	(6,137,284)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	—	9,626
Class I	16,210,500	27,187,315
Cost of Shares Redeemed:
Class I	(18,681,296)	(31,936,564)
Net decrease in net assets resulting from shares of beneficial interest	(2,470,796)	(4,739,623)

Decrease in Net Assets	(16,730,276)	(10,876,907)

Net Assets:
Beginning of Year	37,592,258	48,469,165
End of Year (including accumulated net investment loss of $250,110 and $368,868)	$20,861,982	$37,592,258

SHARE ACTIVITY
Class A:
Shares Sold	—	1,208
Net increase in shares of beneficial interest outstanding	—	1,208

Class I:
Shares Sold	3,077,734	3,665,687
Shares Redeemed	(3,563,691)	(4,383,468)
Net decrease in shares of beneficial interest outstanding	(485,957)	(717,781)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2016	September 30, 2015
Operations:

Net Investment Income	$8,822,414	$5,446,371
Net Realized Gain (Loss) on Investments, Swaps, Options and Futures Contracts	23,436,470	(8,307,066)
Distribution of Realized Gains From Underlying Investment Companies	395,420	—
Net Change in Unrealized Appreciation on Investments, Swaps, Options and Futures Contracts	11,884,053	2,001,139
Net increase (decrease) in net assets resulting from operations	44,538,357	(859,556)

Distributions to Shareholders:
From net investment income:
Class A	(880,630)	(454,707)
Class C	(103,999)	(25,854)
Class I	(11,310,878)	(6,053,655)
From Net Realized Gains:
Class A	—	(1,585)
Class C	—	(160)
Class I	—	(24,891)
Net decrease in net assets resulting from distributions to shareholders	(12,295,507)	(6,560,852)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	21,654,537	25,225,561
Class C	3,150,257	1,898,273
Class I	176,945,723	231,304,503
Distributions Reinvested:
Class A	823,625	448,324
Class C	94,750	24,050
Class I	11,092,943	4,432,184
Cost of Shares Redeemed:
Class A	(18,265,455)	(6,403,737)
Class C	(539,556)	(121,976)
Class I	(86,604,877)	(77,545,564)
Net increase in net assets resulting from shares of beneficial interest	108,351,947	179,261,618

Increase in Net Assets	140,594,797	171,841,210

Net Assets:
Beginning of Year	307,300,724	135,459,514
End of Year (including accumulated net investment income of $128,546 and $325,768)	$447,895,521	$307,300,724

SHARE ACTIVITY
Class A:
Shares Sold	2,204,527	2,616,249
Shares Reinvested	82,290	46,704
Shares Redeemed	(1,903,493)	(665,786)
Net increase in shares of beneficial interest outstanding	383,324	1,997,167

Class C:
Shares Sold	310,914	195,831
Shares Reinvested	9,365	2,507
Shares Redeemed	(55,305)	(12,627)
Net increase in shares of beneficial interest outstanding	264,974	185,711

Class I:
Shares Sold	17,837,673	23,707,776
Shares Reinvested	1,104,216	461,256
Shares Redeemed	(8,799,261)	(8,013,476)
Net increase in shares of beneficial interest outstanding	10,142,628	16,155,556

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class A

	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2016		September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012

Net Asset Value, Beginning of Year	$8.72		$9.60	$9.61		$9.00		$8.60
From Operations:
Net investment income (loss) (a)	0.06		0.02	0.02		0.01		(0.00	) (e)
Net gain (loss) from securities (both realized and unrealized)	0.35		(0.50)	0.25		0.60		0.41
Total from operations	0.41		(0.48)	0.27		0.61		0.41
Distributions to shareholders from:
Net investment income	(0.03)		(0.01)	—		(0.00	) (e)	(0.01)
Net realized gains	(0.27)		(0.39)	(0.28)		—		—
Total distributions	(0.30)		(0.40)	(0.28)		(0.00)		(0.01)

Net Asset Value, End of Year	$8.83		$8.72	$9.60		$9.61		$9.00

Total Return (b)	4.83%		(5.37)%	2.84%		6.83%		4.79%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$7,022		$3,838	$3,858		$3,420		$4,071
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.37	% (g)	1.41%	1.31%		1.31%		1.37%
net of waivers/reimbursement (c)	1.37	% (g)	1.35%	1.34	% (f)	1.35	% (f)	1.35%
Ratio of net investment income (loss) to average net assets (c)(d)	0.67%		0.26%	0.24%		0.10%		(0.05)%
Portfolio turnover rate	363%		292%	353%		446%		486%

	Navigator Equity Hedged Fund - Class C
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2016		September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012

Net Asset Value, Beginning of Year	$8.42		$9.34	$9.43		$8.89		$8.55
From Operations:
Net investment loss (a)	(0.01)		(0.05)	(0.06)		(0.06)		(0.08)
Net gain (loss) from securities (both realized and unrealized)	0.34		(0.48)	0.25		0.60		0.42
Total from operations	0.33		(0.53)	0.19		0.54		0.34

Distributions to shareholders from:
Net realized gains	(0.27)		(0.39)	(0.28)		—		—
Total distributions	(0.27)		(0.39)	(0.28)		—		—

Net Asset Value, End of Year	$8.48		$8.42	$9.34		$9.43		$8.89

Total Return (b)	4.04%		(6.05)%	2.02%		6.07%		3.98%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$787		$1,228	$1,791		$2,608		$3,869
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.24	% (g)	2.16%	2.06%		2.06%		2.12%
net of waivers/reimbursement (c)	2.12	% (g)	2.10%	2.09	% (f)	2.10	% (f)	2.10%

Ratio of net investment loss to average net assets (c)(d)	(0.11)%		(0.57)%	(0.62)%		(0.68)%		(0.87)%
Portfolio turnover rate	363%		292%	353%		446%		486%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(g)	Ratio includes 0.02% attributed to interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class I

	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2016		September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012

Net Asset Value, Beginning of Year	$8.76		$9.64	$9.65		$9.03		$8.62
From Operations:
Net investment income (a)	0.08		0.04	0.04		0.03		0.02
Net gain (loss) from securities (both realized and unrealized)	0.35		(0.50)	0.25		0.62		0.41
Total from operations	0.43		(0.46)	0.29		0.65		0.43
Distributions to shareholders from:
Net investment income	(0.05)		(0.03)	(0.02)		(0.03)		(0.02)
Net realized gains	(0.27)		(0.39)	(0.28)		—		—
Total distributions	(0.32)		(0.42)	(0.30)		(0.03)		(0.02)

Net Asset Value, End of Year	$8.87		$8.76	$9.64		$9.65		$9.03

Total Return (b)	5.01%		(5.10)%	3.01%		7.19%		5.04%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$34,298		$45,675	$72,695		$88,121		$94,928
Ratio of expenses to average net assets, before waivers/reimbursement (c)	1.24	% (f)	1.16%	1.06%		1.06%		1.11%
net of waivers/reimbursement (c)	1.12	% (f)	1.10%	1.09	% (e)	1.10	% (e)	1.10%
Ratio of net investment income to average net assets (c)(d)	0.91%		0.43%	0.43%		0.37%		0.17%
Portfolio turnover rate	363%		292%	353%		446%		486%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Ratio includes 0.02% attributed to interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Duration Neutral Bond Fund - Class A

	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		September 23, 2013* to
	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.03		$10.42		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.13		0.13		0.13		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	0.10		(0.36)		0.35		(0.00	) (g)
Total from operations	0.23		(0.23)		0.48		(0.00)

Distributions to shareholders from:
Net investment income	(0.13)		(0.12)		(0.06)		—
Net realized gains	—		(0.04)		—		—
Total distributions	(0.13)		(0.16)		(0.06)		—

Net Asset Value, End of Period	$10.13		$10.03		$10.42		$10.00

Total Return (b)	2.28%		(2.18)%		4.82%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,371		$1,362		$306		$100	(i)
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture	1.61	% (e)	1.90	% (e)	2.56	% (e)(h)	4.61	% (c)
net of waivers/reimbursement/recapture	1.68	% (e)(j)	1.90	% (e)	2.01	% (e)(h)	1.90	% (c)
Ratio of net investment income (loss) to average net assets	1.26	% (e)(f)	1.32	% (e)(f)	1.25	% (e)(f)	(1.90	)% (c)
Portfolio turnover rate	97%		81%		281%		0	% (d)

	Navigator Duration Neutral Bond Fund - Class C
	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		September 23, 2013* to
	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$9.96		$10.36		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.05		0.06		0.06		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	0.11		(0.37)		0.37		(0.00	) (g)
Total from operations	0.16		(0.31)		0.43		(0.00)

Distributions to shareholders from:
Net investment income	(0.07)		(0.05)		(0.07)		—
Net realized gains	—		(0.04)		—		—
Total distributions	(0.07)		(0.09)		(0.07)		—

Net Asset Value, End of Period	$10.05		$9.96		$10.36		$10.00

Total Return (b)	1.56%		(2.95)%		4.29%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$522		$767		$398		$100	(i)
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture	2.39	% (e)	2.65	% (e)	3.15	% (e)(h)	5.36	% (c)
net of waivers/reimbursement/recapture	2.45	% (e)(j)	2.65	% (e)	2.71	% (e)(h)	2.65	% (c)
Ratio of net investment income (loss) to average net assets	0.46	% (e)(f)	0.55	% (e)(f)	0.53	% (e)(f)	(2.65	)% (c)
Portfolio turnover rate	97%		81%		281%		0	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes, 0.11% and 0.06% for the year ended September 30, 2014 attributed to interest expense, for Class A and C, respectively.

(i)	Amount is actual; not presented in thousands.

(j)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Duration Neutral Bond Fund - Class I
	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		September 23, 2013* to
	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.00		$10.39		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.15		0.16		0.12		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	0.11		(0.37)		0.38		(0.00	) (g)
Total from operations	0.26		(0.21)		0.50		(0.00)

Distributions to shareholders from:
Net investment income	(0.16)		(0.14)		(0.11)		—
Net realized gains	—		(0.04)		—		—
Total distributions	(0.16)		(0.18)		(0.11)		—

Net Asset Value, End of Period	$10.10		$10.00		$10.39		$10.00

Total Return (b)	2.55%		(2.03)%		5.03%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$77,470		$72,143		$29,837		$7,002
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture	1.35	% (e)	1.65	% (e)	2.21	% (e)(h)	4.36	% (c)
net of waivers/reimbursement/recapture	1.42	% (e)(i)	1.65	% (e)	1.71	% (e)(h)	1.65	% (c)
Ratio of net investment income (loss) to average net assets	1.50	% (e)(f)	1.55	% (e)(f)	1.16	% (e)(f)	(1.64	)% (c)
Portfolio turnover rate	97%		81%		281%		0	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes 0.06% for the year ended September 30, 2014 attributed to interest expense for Class I.

(i)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Sentry Managed Volatility Fund - Class A					Navigator Sentry Managed Volatility Fund - Class C
	For the		For the	For the Period		For the		For the	For the Period
	Year Ended		Year Ended	March 6, 2014* to		Year Ended		Year Ended	March 6, 2014* to
	September 30, 2016		September 30, 2015	September 30, 2014		September 30, 2016		September 30, 2015	September 30, 2014

Net Asset Value, Beginning of Period	$6.86		$7.83	$10.00		$6.87		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.08)		(0.10)	(0.00	) (g)	—		—	(0.00	) (g)
Net loss from securities (both realized and unrealized)	(2.62)		(0.87)	(2.17)		(2.68)		(0.96)	(2.17)
Total from operations	(2.70)		(0.97)	(2.17)		(2.68)		(0.96)	(2.17)

Net Asset Value, End of Period	$4.16		$6.86	$7.83		$4.19		$6.87	$7.83

Total Return (b)	(39.36)%		(12.39)%	(21.70	)% (d)	(39.01)%		(12.26)%	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5		$8	$8	(h)	$4	(h)	$7 (h)	$8	(h)
Ratio of expenses to average net assets, before waiver/ reimbursement (e)	1.90	% (i)	1.66%	1.65	% (c)	2.65	% (i)	2.41%	2.40	% (c)
net of waivers/ reimbursement (e)	1.65	% (i)	1.50%	1.50	% (c)	2.40	% (i)	2.25%	2.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.57)%		(1.50)%	(1.50	)% (c)	(2.32)%		(2.25)%	(2.25	)% (c)
Portfolio turnover rate	3321%		84,387%	148	% (d)	3321%		84,387%	148	% (d)

	Navigator Sentry Managed Volatility Fund - Class I
	For the		For the	For the Period
	Year Ended		Year Ended	March 6, 2014* to
	September 30, 2016		September 30, 2015	September 30, 2014

Net Asset Value, Beginning of Period	$6.87		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.07)		(0.09)	(0.06)
Net loss from securities (both realized and unrealized)	(2.61)		(0.87)	(2.11)
Total from operations	(2.68)		(0.96)	(2.17)

Net Asset Value, End of Period	$4.19		$6.87	$7.83

Total Return (b)	(39.01)%		(12.26)%	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$20,857		$37,584	$48,469
Ratio of expenses to average net assets, before waivers/ reimbursement (e)	1.65	% (i)	1.41%	1.40	% (c)
net of waivers/ reimbursement (e)	1.40	% (i)	1.25%	1.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.32)%		(1.25)%	(1.22	)% (c)
Portfolio turnover rate	3321%		84,387%	148	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

(i)	Ratio includes, 0.15% for the year ended September 30, 2016 attributed to interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Tactical Fixed Income Fund - Class A						Navigator Tactical Fixed Income Fund - Class C
	For the		For the		For the Period		For the		For the		For the Period
	Year Ended		Year Ended		March 27, 2014* to		Year Ended		Year Ended		March 27, 2014* to
	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2016		September 30, 2015		September 30, 2014

Net Asset Value, Beginning of Period	$9.55		$9.79		$10.00		$9.56		$9.78		$10.00
From Operations:
Net investment income (a)	0.22		0.18		0.20		0.15		0.10		0.16
Net gain (loss) from securities (both realized and unrealized)	0.95		(0.23)		(0.24)		0.95		(0.23)		(0.23)
Total from operations	1.17		(0.05)		(0.04)		1.10		(0.13)		(0.07)

Distributions to shareholders from:
Net investment income	(0.30)		(0.19)		(0.17)		(0.23)		(0.09)		(0.15)
Net realized gains	—		(0.00	) (g)	—		—		(0.00	) (g)	—
Total distributions	(0.30)		(0.19)		(0.17)		(0.23)		(0.09)		(0.15)

Net Asset Value, End of Period	$10.42		$9.55		$9.79		$10.43		$9.56		$9.78

Total Return (b)	12.38%		(0.54)%		(0.40	)% (d)	11.60%		(1.28)%		(0.71	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$32,937		$26,529		$7,652		$6,016		$2,983		$1,236
Ratio of expenses to average net assets, before waivers/ reimbursement (e)	1.31%		1.31%		1.54	% (c)	2.06%		2.06%		3.37	% (c)
net of waivers/ reimbursement (e)	1.22	% (h)	1.21%		1.48	% (c)	1.97	% (h)	1.96%		2.23	% (c)
Ratio of net investment income to average net assets (e)(f)	2.24%		1.82%		3.90	% (c)	1.51%		1.04%		3.07	% (c)
Portfolio turnover rate	302%		402%		7	% (d)	302%		402%		7	% (d)

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the		For the Period
	Year Ended		Year Ended		March 27, 2014* to
	September 30, 2016		September 30, 2015		September 30, 2014

Net Asset Value, Beginning of Period	$9.56		$9.81		$10.00
From Operations:
Net investment income (a)	0.25		0.19		0.21
Net gain (loss) from securities (both realized and unrealized)	0.94		(0.22)		(0.22)
Total from operations	1.19		(0.03)		(0.01)

Distributions to shareholders from:
Net investment income	(0.32)		(0.22)		(0.18)
Net realized gains	—		(0.00	) (g)	—
Total distributions	(0.32)		(0.22)		(0.18)

Net Asset Value, End of Period	$10.43		$9.56		$9.81

Total Return (b)	12.63%		(0.33)%		(0.15	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$408,942		$277,788		$126,571
Ratio of expenses to average net assets, before waivers/ reimbursement (e)	0.97%		1.06%		1.11	% (c)
net of waivers/ reimbursement (e)	1.06	% (h)	0.96%		1.11	% (c)
Ratio of net investment income to average net assets (e)(f)	2.49%		1.93%		4.01	% (c)
Portfolio turnover rate	302%		402%		7	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”). Each Fund is a non-diversified series of the Trust, except the Equity Fund, which is a diversified series. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is to seek negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$37,977,561	$—	$—	$37,977,561
Mutual Funds	2,866,322	—	—	2,866,322
Short-Term Investments	921,709	—	—	921,709
Collateral For Securities Loaned	14,790,426	—	—	14,790,426
Total	$56,556,018	$—	$—	$56,556,018

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Municipal Bonds & Notes	$—	$67,992,831	$—	$67,992,831
Call Options Purchased	75,000	—	—	75,000
Short-Term Investments	6,858,470	—	—	6,858,470
Futures Contracts*	65,859	—	—	65,859
Total	$6,999,329	$67,992,831	$—	$74,992,160

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Call Options Purchased	$—	$710,000	$—	$710,000
Put Options Purchased	—	3,184,000	—	3,184,000
Short-Term Investments	15,946,985	—	—	15,946,985
Total	$15,946,985	$3,894,000	$—	$19,840,985
Liabilities
Call Options Written	$—	$1,370,000	$—	$1,370,000
Put Options Written	—	856,000	—	856,000
Total	$—	$2,226,000	$—	$2,226,000

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$81,326,020	$—	$—	$81,326,020
Mutual Funds	250,197,772	—	—	250,197,772
Municipal Bonds & Notes	—	63,030,887	—	63,030,887
Call Options Purchased	9,688	—	—	9,688
Put Options Purchased	2,773	—	—	2,773
Short-Term Investments	32,683,662	—	—	32,683,662
Collateral for Securities Loaned	66,319,885	—	—	66,319,885
Futures Contracts*	125,345	—	—	125,345
Open Swap Contracts^	—	1,645,067	—	1,645,067
Total	$430,665,145	$64,675,954	$—	$495,341,099

The Funds did not hold any Level 3 securities during the year.

There were no transfers among Level 1, Level 2 and Level 3 during the year. It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at September 30, 2016.

**	Refer to the Portfolio of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after the Bond Fund and Tactical Fund’s Portfolios of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The number of option contracts written and the premiums received by the Sentry Fund during the year ended September 30, 2016, were as follows:

	Call Options		Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	19,909	$5,086,159	2,200	$4,351,488
Options written	359,848	74,861,051	43,800	60,545,129
Options closed	(278,773)	(19,035,004)	(44,400)	(62,995,897)
Options exercised	(89,984)	(58,212,675)	—	—
Options expired	(6,000)	(1,419,783)	—	—
Options outstanding, end of year	5,000	$1,279,748	1,600	$1,900,720

The notional value of the derivative instruments outstanding as of September 30, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at September 30, 2016.

Equity Fund:

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/(Received)	Net Amount
Securities lending	$13,911,897	$—	$13,911,897	$—	$(13,911,897)	$—

Bond Fund:

Gross Amounts Not Offset in the
Assets				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/(Received)(1)	Net Amount
Futures contracts	$65,859	$—	$65,859	$—	$(65,859)	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with Deposit with Broker on the Statements of Assets and Liabilities.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2016.

	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value

Interest rate contracts	Investments in Securities at Value	$75,000
Interest rate contracts	Unrealized Appreciation on Futures Contracts	65,859
Total	Total	$140,859

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2016.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$(4,200,295)	$1,055,781
Interest rate contracts	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(973,883)	(58,890)
Total		$(5,174,178)	$996,891

Sentry Fund:

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments (1)	Pledged/(Received)	Net Amount
Options contracts written	$2,226,000	$—	$2,226,000	$(2,226,000)	$—	$—
Total	$2,226,000	$—	$2,226,000	$(2,226,000)	$—	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with investments in securities on the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2016.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Investments in Securities at Value	$3,894,000	Options Contracts Written at Value	$2,226,000

		$3,894,000		$2,226,000

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2016.

			Change in
			Unrealized
			Appreciation/
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) from options purchased/Net change in unrealized appreciation (depreciation) from options purchased	$(66,846,084)	$(5,639,119)

Equity contracts	Net realized gain (loss) from options written /Net change in unrealized appreciation (depreciation) from options written	59,911,326	4,173,483
Total		$(6,934,758)	$(1,465,636)

Tactical Fund:

				Gross Amounts Not Offset in the Statement
Assets:				of Assets & Liabilities
		Gross
		Amounts
		Offset in the	Net Amounts
		Statement of	Presented in the
	Gross Amounts of	Assets &	Statement of Assets	Financial	Collateral
Description	Recognized Assets	Liabilities	& Liabilities	Instruments	Pledged/(Received)	Net Amount
Swap Contracts	$1,645,067	$—	$1,645,067	$—	$—	$1,645,067
Securities Lending	64,830,796	—	64,830,796	—	(64,830,796)	—
Futures Contracts	125,345	—	125,345	—	—	125,345
Total	$66,601,208	$—	$66,601,208	$—	$(64,830,796)	$1,770,412

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2016.

	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value

Interest rate contracts	Unrealized Appreciation on Futures Contracts	$125,345

Credit contracts	Unrealized Appreciation on Swap Contracts	1,645,067

Interest rate contracts	Investments in Securities as Value	12,461

		$1,782,873

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2016.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (loss)	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit contracts	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$12,523,374	$53,082
Interest rate contracts	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	12,720,728	(2,756,541)
Interest rate contracts	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(197,952)	(2,988)
Total		$25,046,150	$(2,706,447)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund and Tactical Fund, and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”). The Advisor pays Main Point Advisors, Inc. the sub-advisor to the Bond Fund, a portion of its advisory fee.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 1.00% (1.25% prior to January 28, 2016) of the average daily net assets of the Bond Fund and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund. For the year ended September 30, 2016, the Advisor earned advisory fees of $345,818, $849,020, $225,938, and $3,048,019 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Bond Fund. The Advisor has agreed to waive its advisory fee on the portion of the Equity Fund’s and the Tactical Fund’s assets that are invested in the Sentry Fund and Bond Fund, respectively. For the year ended September 30, 2016, the Equity Fund and Tactical Fund waived $17,041 and $317,130, respectively, in advisory fees.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2017
Bond Fund*	1.60%	2.35%	1.35%	1/31/2017
Sentry Fund	1.50%	2.25%	1.25%	1/31/2017
Tactical Fund	1.50%	2.25%	1.25%	1/31/2017

*	Prior to January 28, 2016, the expense limit was 1.90%, 2.65%, and 1.65%, for Class A, Class C and Class I, respectively.

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended September 30, 2016, the Advisor waived $34,080, and $66,151 in fees from the Equity Fund and Sentry Fund, respectively. For the year ended September 30, 2016 the Advisor recouped previously waived expenses in the amounts of $55,749 and $3,392 for the Bond Fund and Tactical Fund, respectively.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2017	September 30, 2018	September 30, 2019	Total
Equity Fund	$—	$6,007	$34,080	$40,087
Bond Fund	77,688	39	—	77,727
Sentry Fund	45,061	65,925	66,151	177,137

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2016, the Equity Fund incurred distribution fees of $13,448 and $9,544 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $3,522 and $6,446 for Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $15 for Class A shares, and the Tactical Fund incurred distribution fees of $69,676 and $38,179 for Class A shares and Class C shares, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2016, the Distributor received $15,220 in underwriting commissions for sales of Class A shares, of which $2,120 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended September 30, 2016, amounted to $161,916,038, $171,680,535, respectively, for the Equity Fund, $66,303,552 and $67,850,854, respectively, for the Bond Fund, $133,647,463 and $142,465,576, respectively, for the Sentry Fund, and $993,226,659 and $741,337,226, respectively, for the Tactical Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

For the year ended September 30, 2016:

	Ordinary	Tax-Exempt	Long-Term	Return of
	Income	Income	Capital Gains	Capital	Total
Equity Fund	$1,464,241	$—	$299,325	$—	$1,763,566
Bond Fund	1,391	1,207,374	—	—	1,208,765
Sentry Fund	—	—	—	—	—
Tactical Fund	12,304,339	—	—	—	12,304,339

For the year ended September 30, 2015:

	Ordinary	Tax-Exempt	Long-Term	Return of
	Income	Income	Capital Gains	Capital	Total
Equity Fund	$2,959,144	$—	$—	$—	$2,959,144
Bond Fund	248,135	975,369	—	—	1,223,504
Sentry Fund	—	—	—	—	—
Tactical Fund	6,552,020	—	—	—	6,552,020

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$395,077	$—	$(762,771)	$(486,833)	$—	$(487,089)	$(1,341,616)
Bond Fund	—	—	(2,391,095)	(1,991,519)	—	3,774,184	(608,430)
Sentry Fund	—	—	(7,145,497)	(22,911,973)	—	—	(30,057,470)
Tactical Fund	6,983,363	6,253,464	—	—	—	8,359,714	21,596,541

The difference between book basis and tax basis undistributed net investment income/loss, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market treatment of open futures, options and swap contracts.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Navigator Sentry Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
Sentry Fund	250,110

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Fund	$762,771
Bond Fund	2,391,095
Sentry Fund	6,895,387
Tactical Fund	—

At September 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Equity Fund	$486,833	$—	$486,833
Bond Fund	634,255	1,357,264	1,991,519
Sentry Fund	12,279,107	10,632,866	22,911,973
Tactical Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), reclassifications of Fund distributions and net operating losses and adjustments for swap contracts, resulted in reclassification for the year ended September 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Equity Fund	$—	$(711)	$711
Bond Fund	(28,725)	29,053	(328)
Sentry Fund	(467,592)	467,592	—
Tactical Fund	—	3,464,093	(3,464,093)

6.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets & Liabilities and on the Portfolio of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. The Funds’ cash collateral received in securities lending transactions is invested in the Dreyfus Government Cash Management Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

7.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of September 30, 2016 are noted in the each Fund’s Portfolio of Investments. Transactions during the year with affiliated companies are as follows:

Equity Fund

					Change in
	Value - Beginning		Sales	Realized	Unrealized Gain	Dividend	Value - End of	Ending
Affiliated Holding	of Year	Purchases	Proceeds	Gain / (Loss)	/ (Loss)	Income	Year	Shares
Sentry Fund	$4,960,733	$—	$(234,444)	$(66,517)	$(1,793,450)	$—	$2,866,322	684,086

Tactical Fund

					Change in
	Value - Beginning		Sales	Realized	Unrealized	Dividend	Value - End of	Ending
Affiliated Holding	of Year	Purchases	Proceeds	Gain / (Loss)	Gain / (Loss)	Income	Year	Shares
Bond Fund	$41,972,664	$4,712,188	$—	$—	$417,217	$712,339	$47,102,069	4,663,656

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Sentry Fund currently invests a portion of its assets in Milestone Treasury Obligations Fund – Institutional Class (“Milestone”). The Equity Fund currently invests a portion of its assets in Dreyfus Government Cash Management – Institutional Shares (“Dreyfus”). The Funds may redeem its investment from Milestone or Dreyfus at any time if the Advisor determines that it is in the best interest of the Funds and its shareholders to do so. The performance of the Funds may be directly affected by the performance of Milestone and Dreyfus. The financial statements of the Milestone and Dreyfus, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Funds’ financial statements. As of September 30, 2016, the percentage of the Sentry Fund’s net assets invested in Milestone was 76.4% and the percentage of the Equity Fund’s net assets invested in Dreyfus was 35.1%.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund , Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund (the “Funds”), each a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolios of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2016

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	117	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	117	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	105	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/16 – NLFT_v2

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

9/30/16 – NLFT_v2

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2016

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning April 1, 2016 and held through September 30, 2016.

Actual Expenses: The “Actual Expenses” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	4/1/16	9/30/16	Period*	9/30/16	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$1,045.00	$6.90	$1,018.25	$6.81
Navigator Duration Neutral Bond Fund	1.60%	$1,000.00	$1,006.20	$8.02	$1,017.00	$8.07
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$864.90	$6.99	$1,017.50	$7.57
Navigator Tactical Fixed Income Fund	1.24%	$1,000.00	$1,077.80	$6.44	$1,018.80	$6.26

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$1,040.50	$10.71	$1,014.50	$10.58
Navigator Duration Neutral Bond Fund	2.35%	$1,000.00	$1,003.20	$11.77	$1,013.25	$11.83
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$867.50	$10.50	$1,013.75	$11.33
Navigator Tactical Fixed Income Fund	1.99%	$1,000.00	$1,074.20	$10.32	$1,015.05	$10.02

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$1,046.00	$5.63	$1,019.50	$5.55
Navigator Duration Neutral Bond Fund	1.35%	$1,000.00	$1,007.50	$6.78	$1,018.25	$6.81
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$867.50	$5.84	$1,018.75	$6.31
Navigator Tactical Fixed Income Fund	0.99%	$1,000.00	$1,079.00	$5.15	$1,020.05	$5.00

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended September 30, 2016 (183) divided by the number of days in the fiscal year (366).

Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund* – Adviser: Clark Capital Management Group, Inc.

In connection with the regular meeting held on November 16 & 17, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Clark Capital”) and the Trust, with respect to the Navigator Duration Neutral Bond Fund (“Navigator Duration”), Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Sentry Managed Volatility Fund (“Navigator Sentry”), and Navigator Tactical Fixed Income Fund (“Navigator Tactical”) (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Clark Capital was founded in 1986 and is an independent investment advisory firm with approximately $2.1 billion in assets under management. They reviewed the background information of the key personnel responsible for servicing the Funds taking into consideration their education and noting the investment team is a seasoned group. The Trustees considered that Clark Capital’s entire team of portfolio managers are responsible for the ongoing research of ETFs and mutual funds, individual equities, technical analysis and credit analysis to support Clark Capital’s investment process. With respect to Navigator Duration, they noted that Clark Capital utilizes a sub-adviser to provide management services to the Fund with Clark Capital providing sub-adviser due diligence and oversight of the Fund’s trading activities and sub-adviser’s compliance program. The Trustees noted that, with regard to Clark Capital’s broker-dealer selection process, it takes into consideration various factors to determine broker quality and best execution using a Best Execution Committee. They further noted that Clark Capital reported no material compliance or litigation issues since the previous advisory agreement renewal, but that in 2015 the SEC began a routine examination of Clark Capital that is ongoing without final communication. The Board noted that Clark Capital has a robust investment team and corporate infrastructure with more than adequate staff and availability of resources to support the Fund’s operation. The Board concluded that Clark Capital should continue to provide high quality service to the Funds and its shareholders.

Performance.

Navigator Duration. The Trustees noted that over the 1 year period ended September 1, 2015, according to Morningstar reports, the Fund outperformed the Non-Traditional Bond category by 89 basis points, while trailing the Barclay’s Aggregate benchmark by 229 basis points. They noted that when looking at the Fund’s performance over the 1 year period ended June 30, 2015, the Fund outperformed its Morningstar category by 19 basis points, but trailed the Barclay’s Municipal Bond Index by 266 basis points. They considered that a representative of Clark Capital stated that the reason the Fund outperformed the Non-Traditional Bond category was the Fund’s positive contribution of individual municipal bonds, but underperformed the Barclays Index due to the coast of hedging against rising rates which, ultimately, did not happen. The Trustees agreed that Clark Capital and sub-adviser have managed the Fund in line with the Fund’s objective, despite a slight loss from hedging activities. The Trustees concluded that Clark Capital should be retained to continue the strategy over the long term.

Navigator Equity. The Trustees considered that the Fund has performed in a similar manner to other hedged indices, although noted the Fund had some lag in performance. They noted the Fund lagged the HFRX Equity Hedged Index by 143 basis points over three years, but outperformed the same index by 93 basis points over the 2 year period ended June 30, 2015. The Trustees acknowledged that the Fund is designed to provide investors access to global equity markets while reducing the risk through hedging. They considered that the hedging component of the Fund has been a drag on performance but has also reduced the standard deviation of the portfolio. The Trustees noted that the Fund is expected to perform better during more volatile markets. The Trustees concluded that Clark Capital should be retained to provide the strategy to shareholders with low risk tolerances.

Navigator Sentry. The Trustees noted that it is important to understand the purpose behind the Fund when considering its performance; that is, it is solely used to hedge the other Funds. They considered that the Fund is designed to have positive returns during market declines and, therefore, will have negative returns during market advances. The Trustees agreed that, based on this design, the Fund is performing as expected. They noted that for the month of August 2015, the S&P 500 declined by over 6% while the Fund gained over 10%, and the leveraged protection portion of the Fund gained 34.7% from August 18-25, 2015 while the S&P 500 declined 10.9% during the same period. The Trustees concluded that although the Fund has a relatively short performance history, it appears to be working as designed and Clark Capital should be retained.

Navigator Tactical. The Trustees noted that for the year ended June 30, 2015, the Fund underperformed all benchmarks, and Clark Capital stated that the main reason for the underperformance was the lack of a trending market during the period. The Trustees noted that this lack of trending, according to Clark Capital, caused tactical shifts among high yield debt, US treasuries, and T-bills that were unprofitable and costly to performance. They considered that Clark Capital manages a similar strategy in an SMA format and the SMA had similar negative performance over longer time periods when markets developed more trends. Therefore, the Trustees acknowledged that the recent performance is not unexpected and it is reasonable that Clark Capital will continue the strategy as designed. The Trustees concluded that Clark Capital should be given more time to perform the strategy so a better analysis during trending markets can be achieved.

Fees and Expenses.

Navigator Duration. The Trustees reviewed the advisory fee noting that Clark Capital has charged 1.25% for its services to the Fund and has proposed to reduce advisory the fee to 1.00%. They noted the 1.00% fee was slightly higher than the peer group average but well within the range of fees charged by peer funds. The Trustees reviewed the Fund’s net expense ratio noting that although it is higher than the peer group and Morningstar category averages, it is within the range of benchmark funds shown. Additionally, they considered that Clark Capital has agreed to further limit the Fund’s total expenses by decreasing the expense limitation in place by 30 basis points for each share class, and the sub-adviser has agreed to a fee reduction of 12.5 basis points. After further discussion, the Trustees concluded the fee is not unreasonable.

Navigator Equity. The Trustees reviewed the composition of Clark Capital selected peer group noting that, from a size perspective, the peer group is a good representative sample. They noted the advisory fee of 0.75% is significantly below the peer group average of 1.28% and Morningstar category average of 1.22%. They noted that the Fund’s net expense ratio is in line with its benchmarks. The Trustees agreed that, despite the strategy being unique and sophisticated, particularly for a mutual fund offering, Clark Capital offers a very competitive fee. The Trustees concluded that the fee is reasonable.

Navigator Sentry. The Trustees reviewed the Fund’s advisory fee and net expense ratio and compared them relative to the peer group and Morningstar category. With respect to the advisory fee of 0.85%, they noted that the fee is equal to the Morningstar category average and lower than the peer group average of 1.02%. Similarly, they noted, the Fund’s net expense ratio of 1.32%, is equal to the Morningstar average and lower than Clark Capital selected peer group average of 1.72%. After further discussion, the Trustees concluded the fee is reasonable.

Navigator Tactical. The Trustees reviewed the Fund’s advisory fee and considered the composition of Clark Capital selected peer group in comparing the Fund’s fee to that of its peers. They noted that the Fund’s advisory fee of 0.85% is in line with the Morningstar category average of 0.81% and slightly higher than the peer group average of 0.76%, but well within the range of fees charge by peer funds. The Trustees considered the Fund’s net expense ratio and agreed that, like the advisory fee, it was quite competitive relative to its peers. After further discussion, the Trustees concluded that the fee is reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Funds. They discussed Clark Capital’s assertion that economies of scale would likely be reached with respect to a Fund once the Fund reached certain asset levels, and indicated a willingness to discuss breakpoints at such time. After further discussion, the Trustees concluded the absence of breakpoints in effect at this time was reasonable and shareholders will benefit appropriately from economies of scale as they are achieved.

Profitability.

Navigator Duration – The Trustees reviewed the profitability analysis provided by Clark Capital and noted it had incurred a loss over the past fiscal year due to its relationship with the Fund. They also reviewed the pro forma profit analysis based on the reduced fee. Accordingly, the Trustees concluded excessive profitability was not a concern.

Navigator Equity – The Trustees reviewed the profitability analysis provided by Clark Capital and noted it realized a profit in connection with its relationship with the Fund, but that the amount of profit, in actual dollars and in terms of percentage of revenue, was marginal. Accordingly, the Trustees concluded excessive profitability was not a concern.

Navigator Sentry – The Trustees reviewed the profitability analysis provided by Clark Capital noting that it realized a modest profit in connection with its relationship with the Fund. They agreed that the amount of profit was very reasonable in terms of actual dollars and percentage of revenue. The Trustees concluded that excessive profitability was not a concern at this time.

Navigator Tactical – The Trustees reviewed the profitability analysis provided by Clark Capital and noted it had incurred a loss over the past fiscal year due to its relationship with the Fund. Accordingly, the Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from Clark Capital as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fees are reasonable and that renewal of the agreement is in the best interests of the shareholders of each of Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Navigator Duration Neutral Bond Fund* (Sub-Adviser – Main Point Advisers, Inc.)

In connection with the regular meeting held on December 8 & 9, 2015 of the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Board discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Clark Capital Management Group, Inc. (the “Adviser”) and Main Point Advisors, Inc. (“Main Point”), with respect to the Navigator Duration Neutral Bond Fund (“Navigator Duration” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background of the investment personnel responsible for sub-advising the Fund, noting that the investment team’s financial industry experience encompasses managing fixed income hedge funds for large money management firms prior to Main Point, as well as 1940 Act expertise with respect to the operational, compliance, and administrative functions of mutual funds. The Trustees observed that Main Point’s investment process is based on research focused on proprietary quantitative models that measure the relative value of a particular municipal bond versus other issues with similar characteristics in an effort to identify deeply undervalued issues. The Trustees acknowledged that Main Point demonstrates a solid risk management process that applies hedges to protect against interest rate risk as part of the strategy, and Main Point monitors portfolio holdings for the various risks related to municipal bonds. The Trustees noted that Main Point’s portfolio manager has a good reputation and a long history with investment management, with particular expertise in the asset class utilized by the Fund. The Trustees acknowledged the adviser’s assertion that Main Point has been a good partner and has carried out its responsibilities well. The Trustees acknowledged that having access to a hedge fund type strategy and an experienced hedge fund manager can be a benefit to the Fund. The Trustees further concluded that Main Point should continue to provide quality service to the Fund, the adviser, and the shareholders.

Performance. The Trustees considered the performance of Main Point in sub-advising Navigator Duration over the prior 1-year and 2-year periods, noting that Main Point underperformed the Barclays Municipal Bond Index over both periods. The Trustees also considered that the Fund’s underperformance can be partially attributed to the fact that Main Point has continued hedging to protect against rising interest rates. The Trustees concluded that the sub-adviser’s performance (including downside capture ratios) indicated an ability to deliver value to shareholders and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted that the adviser charges an annual advisory fee of 1.00%, and that the sub-adviser receives a sub-advisory fee of 0.50% from the adviser, reflecting a fee reduction that was effective in 2015. The Trustees noted that the sub-adviser advised only one account, which was the Fund. The Trustees discussed the allocation of duties among the adviser and sub-adviser and concluded that the sub-advisory fee charged by the sub-adviser was reasonable.

Economies of Scale. The Trustees considered whether the sub-adviser has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable given the size of the Fund.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether the sub-adviser’s level of profitability realized in connection with its relationship with the Fund was reasonable. The Trustees noted the sub-adviser estimated that it realized a small profit over the last 12 months. The Trustees concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Navigator Duration Neutral Bond Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Investment Sub-Advisor to Navigator Duration Neutral Bond Fund
Main Point Advisors, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 54,100

2015 - $ 53,900

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2016 – $ 8,800

2015 – $ 8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $ 8,800

2015 - $ 8,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/7/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 12/7/16